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                                                                  EXHIBIT 10.7
                                 AMENDMENT NO. 1
                                     TO THE
                        UNIONTOOLS, INC. RETIREMENT PLAN
                             FOR SALARIED EMPLOYEES

                  (RESTATEMENT EFFECTIVE AS OF JANUARY 1, 1996)


         WHEREAS, UnionTools, Inc. (the "Company") sponsors the UnionTools, Inc. Retirement Plan for Salaried Employees (the "Plan");

         WHEREAS, the Company desires to amend the Plan to offer an early retirement window to eligible employees;

         NOW, THEREFORE, effective as of January 1, 1997, the Plan shall be amended as follows:

1.       Section 5.13 shall be added to the Plan to provide as follows:

         5.13     EARLY RETIREMENT WINDOW AT AGE 60.

                  (a) Each Member who: (i) has at least five Years of Vesting Service and is at least 60 years old on January 1, 1997; (ii) is employed on February 1, 1997; and (iii) is a Non-Highly-Compensated Employee, shall receive the benefits described in paragraph (b), provided the Member notifies the Company on or before March 7, 1997 of his intention to retire, and actually retires on April 18, 1997.

                  (b) A Member meeting the requirements of paragraph (a) shall receive:

                           (i) his normal retirement benefit under this Article
                  determined as of January 1, 1997 and commencing as of May 1, 1997, without reduction for early commencement under Section 5.5.

                           (ii) a supplemental benefit equal to 50% of his
                  Earnings for 1996. A Member (or, if married, a Member and his spouse) may elect, in accordance with the election procedures in Section 6.2, to have the supplemental benefit paid in a lump sum as of May 1, 1997. If a lump sum payment is not elected, the value of such benefit shall be added to the Member's normal retirement benefit under this Article.
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2.       Section 5.14 shall be added to the Plan to provide as follows:

         5.14     EARLY RETIREMENT WINDOW AT AGE 57.

                  (a) Each Member who: (i) has at least five Years of Vesting Service and is at least 57 but less than 60 years old on January 1, 1997; (ii) is employed on February 1, 1997; and (iii) is a Non-Highly-Compensated Employee, shall receive the benefits described in paragraph (b), provided the Member notifies the Company on or before March 7, 1997 of his intention to retire and actually retires on April 18, 1997.

                  (b) A Member meeting the requirements of paragraph (a) shall receive:

                           (i) his normal retirement benefit under this Article
                  determined as of January 1, 1997 and commencing as of May 1, 1997, increased by an amount equal to 11.25% of his Earnings for 1996, and without reduction for early commencement under
                  Section 5.5.

                           (ii) a supplemental benefit equal to 50% of his
                  Earnings for 1996. A Member (or, if married, a Member and his spouse) may elect, in accordance with the election procedures in Section 6.2, to have the supplemental benefit paid in a lump sum as of May 1, 1997. If a lump sum payment is not elected, the value of such benefit shall be added to the Member's normal retirement benefit under this Article.

         IN WITNESS WHEREOF, the Company has cause this Amendment to be executed as of the 23 day of January, 1997.


                                       UNIONTOOLS, INC.



                                       By: /s/ Stephen M. Kasprisin
                                          _____________________________________

                                       Print Name: Stephen M. Kasprisin
                                       Title: CFO


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